Third Quarter <br/>Investors’ Webcast<br/>November 2, 2006

Robert M. Amen

Robert M. Amen

Chairman and CEO

Douglas J. Wetmore

These slides contain forward looking information, which may be identified by terms such as “expect”, “may”, “anticipated”, “guidance”, “outlook” and similar terms and involve significant risks and uncertainties. Actual results may differ materially. Risks and uncertainties include general economic and business conditions; interest rates; the price, quality and availability of raw materials; our ability to achieve our business strategy and anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation; uncertainties related to litigation; the impact of possible pension funding obligations and increased pension expense; and the effect of legal and regulatory proceedings and restrictions. We do not undertake to update or revise such forward-looking statements. These and other factors that could cause actual results to differ materially from such forward-looking statements are discussed in greater detail in our accompanying quarterly earnings release and in our SEC filings.

Forward Looking Statement

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures to supplement our GAAP financial results. These financial measures should not be considered in isolation or as superior to our GAAP financial measures. Additional information concerning our non-GAAP financial measures and a reconciliation to GAAP is available on our website at http://www.iff.com, by clicking on “Investor Relations” and selecting the “Webcast” page.

Agenda

Third quarter and year-to-date results

Third quarter and year-to-date results

Outlook for 2006

Business unit focus

Strategic direction

Financial goals: 2007- 2009

Third Quarter Highlights <br/>($ in millions)

Q3 2006 Q3 2005 % Change

Q3 2006 Q3 2005 % Change

Sales $ 539 $ 493 +9%

Op. Margin $ 90 $ 72 +26%

EPS $ .70 $ .72 ( 3%)

Third Quarter Stronger than First Half

Solid revenue and earnings growth

Solid revenue and earnings growth

Continued strength of fragrance business

Flavors sales improving

Solid growth in all major regions

Good expense control

Improving operating margin

Third Quarter Sales<br/>($ in millions)

Sales up 9%

+6%

+12%

Third Quarter Sales<br/>($ in millions)

2005

2006

2005

2006

Fine fragrance drove total fragrance sales

Third Quarter Fragrance Sales Growth

Solid growth in all regions

Third Quarter Sales Growth by Region

Third Quarter Sales

Higher volume

Higher volume

New products

Sales growth driven by

Success of category strategy

Third Quarter Operating Results <br/>($ in millions)

Third Quarter <br/>Operating Income Highlights

Gross margin improved one percentage point

Gross margin improved one percentage point

R&D focused spending to support initiatives

Disciplined cost management

Q3

Q3

2005

EPS

2005 Third Quarter EPS

AJCA

AJCA

Tax

Benefit

Base

Base

Q3

2005

EPS

2005 Third Quarter EPS Components

$.05

$.06

Sales

Sales

Productivity/

Productivity/

’05 Product

’05 Product

Contamination

Costs/

Tax

Tax

Rate

Q3

Q3

2006

$.08

Incentive

Incentive

Base

Base

Q3

2005

EPS

Share

Share

Count

Third Quarter EPS Growth Components

$.04

Other

Other

2005 EPS

2005

2005

EPS

As

Reported

2005

2005

Base

EPS

AJCA

AJCA

2005 EPS Components

$.09

$.08

Sales

Sales

Productivity/

Productivity/

Other

Other

income

Tax

Tax

Rate

2006

2006

$.16

Incentive

Incentive

Year-to-Date EPS Growth Components

Share

Share

Count

’05 Product

’05 Product

Contamination

Costs/

2005

2005

Base

EPS

Earnings Per Share Performance (Excluding AJCA and restructuring)

2006 – A year of solid progress

Cash Flows Year-to-Date <br/>(in millions)

2006 Share Buyback Data <br/>(in millions)

Cash Return to Shareholders

Increased dividend to annual rate of $0.84:

Increased dividend to annual rate of $0.84:

14% increase

$.10 increase

Effective: January 2007 payment

New share repurchase authorization:

Current authorization nearly completed

$300 million authorization

2006 Third Quarter Summary

Strong sales gain

Strong sales gain

9% as reported

7% local currency

Improving operating margin

Strong cash flow

Dividend increase

Updated 2006 Guidance

Strategic Direction

Assessment of external environment

Assessment of external environment

IFF Today

Business Focus

Improvement opportunities

Strategic direction

Assessment of External Environment

Volume Growth in line with world GDP ~ 4+%

Volume Growth in line with world GDP ~ 4+%

Mature markets 3-4%

Emerging markets 7-10%

Competitive marketplace

Assessment of External Environment

Volume Growth in line with world GDP ~ 4+%

Volume Growth in line with world GDP ~ 4+%

Mature markets 3-4%

Emerging markets 7-10%

Competitive marketplace

Innovation is rewarded

IFF Today

Global leader in Flavors and Fragrances

Global leader in Flavors and Fragrances

Strong customer franchise

IFF Brand

Innovative technology

IFF is a great and exciting company with strong potential

Improvement Opportunities

Business Focus

Business Focus

Product/Technology

Business Focus

Focus

Focus

Alignment

Business Focus

Focus

Focus

Alignment

Improved Results

Business Focus

Flavors Business Unit

Flavors Business Unit

Fragrance Business Unit, including ingredients

Centralized resource groups

R&D, Finance, Legal, HR, IT

Product/Technology

Customers seek flavors and fragrances that consumers love

Customers seek flavors and fragrances that consumers love

Product performance

Cost effectiveness

Innovation

Business Model

Research & Development organizational alignment

Research & Development organizational alignment

Leverage global capabilities to reduce costs

Improve focus to best serve customers, employees <br/>and shareholders

IFF Strategic Direction

Be the global leader in flavors and fragrances

Be the global leader in flavors and fragrances

Bring differentiated solutions to our customers

Grow market share because our products are preferred by consumers

Build a culture that attracts, retains, develops and rewards the best talent in the world ?.

Financial Goals<br/>2007 – 2009

Grow local currency sales by 4+% per year

Grow local currency sales by 4+% per year

Improve operating margins to 18+% of sales by the end of 2009

Grow EPS on average 10+% per year

Dividend growth in line with EPS growth

Execute stock repurchase plan

Questions